UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OFFICE DEPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 11, 2020.

OFFICE DEPOT, INC.

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    March 17, 2020

Date:  May 11, 2020      Time: 9:00 a.m., Eastern Time

Location:    Meeting live via the Internet - please visit:                      www.virtualshareholdermeeting.com/ODP2020

                     The company will be hosting the meeting live via                      the Internet this year. To attend the meeting via the                      Internet, please visit                      www.virtualshareholdermeeting.com/ODP2020                      and be sure to have the information that is printed                      in the box marked by the arrow                       (located on the                      following page)

OFFICE DEPOT, INC. 6600 NORTH MILITARY TRAIL BOCA RATON, FL 33496

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy or email copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents or proxy materials relating to future security holder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/ODP2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.
1.	Elect eight (8) members of the Office Depot, Inc. Board of Directors named in, and for the term, described in the Proxy Statement:	2.	To ratify the appointment of Deloitte & Touche LLP as Office Depot, Inc.’s independent registered public accounting firm for fiscal year 2020;
	Nominees:
	1a. Quincy L. Allen 1b. Kristin A. Campbell 1c. Cynthia T. Jamison 1d. Francesca Ruiz de Luzuriaga 1e. Shashank Samant 1f. Gerry P. Smith 1g. David M. Szymanski 1h. Joseph S. Vassalluzzo	3. 4.

To approve, in a non-binding, advisory vote, Office Depot, Inc.’s executive compensation; and

To authorize an amendment to Office Depot, Inc.’s Restated Certificate of Incorporation, as amended , to effect a reverse stock split of Office Depot, Inc.’s common stock, par value $0.01 per share, at a ratio of not less than 1-for-5 and not greater than 1-for-10, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors.

Other Matters: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.